Exhibit 99.1

0 INVESTOR PRESENTATION March 2019

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to the estimated 2019 earnings accretion and payback period of the loss in connection with the restructuring transactions described herein and the expense guidance described herein, are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, and any such forward-looking statements are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in our SEC filings, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2018, which is available on our website (www.fhb.com) and the SEC’s website (www.sec.gov). Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. Use of Non-GAAP Financial Measures The information provided herein includes certain non-GAAP financial measures. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the appendix of this presentation. Other References to “we,” “us,” “our,” “FHI,” “FHB,” “Company,” and “First Hawaiian” refer to First Hawaiian, Inc. and its consolidated subsidiaries. 1

2 Source: Public filings BNP Paribas Sold Final 18.4% Stake In First Hawaiian on February 1, 2019 Regulatory and Governance Implications Highlights Events Subsequent to the BNPP Sell-Down BNP Paribas sold all remaining shares in first hawaiian, inc FHI is no longer controlled by BNPP for purposes of the Bank Holding Company Act The remaining two BNPP-nominated directors resigned from the board in February FDIC remains primary regulator of First Hawaiian Bank (the “Bank”) Federal Reserve oversight of FHI has moved from the Federal Reserve Bank of New York to the Federal Reserve Bank of San Francisco BNP Paribas (“BNPP”) sold 24.9mm common shares of FHI in an underwritten public offering As a result of the offering, BNPP’s stake in FHI was reduced from 18.4% to 0.0% FHI neither issued shares in connection with the offering nor received any proceeds FHI did not repurchase any shares in conjunction with the offering

Q4 2018 HIGHLIGHTS

First Hawaiian, Inc.

- ***Solid core earnings[1], strong loan and deposit growth, 12 bp NIM expansion***
- ***8.3% dividend increase***
- ***Balance sheet restructuring will enhance future profitability***

	Reported	Core[1]
Net income ($mm)	$60.0	$77.9
Earnings per diluted share	$0.44	$0.58
Net interest margin	3.23%	3.23%
Efficiency Ratio	50.5%	44.2%
ROA / ROATA[2]	1.19% / 1.25%	1.54% / 1.62%
ROE / ROATCE[2]	9.77% / 16.51%	12.68% / 21.44%
Tier 1 Leverage Ratio CET 1 Capital Ratio Total Capital ratio	8.72% 11.97% 12.99%	
Dividend[3]	$0.26 / share	

- 11.5% increase in core EPS[1]
- 3.8% loan growth
- 2.8% deposit growth, or 3.8% excluding $174 million reduction in public time deposits
- 12 bp NIM expansion
- ~44% core efficiency ratio[1]
- 8.3% dividend increase to $0.26 / share
- Continued balance sheet optimization with investment portfolio restructuring

(1) Core measurements are non-GAAP financial measurements. Core excludes certain gains, expenses and one-time items. See non-GAAP reconciliations of core net income, core diluted EPS, and core efficiency ratio to the comparable GAAP measurements in the appendix of this slide presentation
(2) ROATA and ROATCE are non GAAP financial measures. A reconciliation of average tangible assets and average tangible stockholders' equity to the comparable GAAP measurements is provided in the appendix of this slide presentation
(3) Declared on January 23, 2019. Payable March 8, 2019 to shareholders of record at close of business on February 25, 2019

3

JANUARY 2019 INVESTMENT PORTFOLIO RESTRUCTURING

First Hawaiian, Inc.

Transaction Summary

	Securities Sold	Securities Purchased
BV: **Yield:** **Duration:**	$898 mm 1.72% 2.8 yrs	$900 mm 3.03% 2.2 yrs
Loss on Sale (after tax)	4Q 2018: $17.6 mm 1Q 2019: $2.1 mm	
Estimated NIM Impact	~ +4 bps in Q1 due to timing ~ +6 bps in future quarters	
Estimated 2019 Net Income Impact	~$6.1 mm	
Estimated Impact on Capital Ratios	10 bps decline on CET1, mostly in 4Q 2018.	

- Helps unlock earning potential of the balance sheet
- Improves overall yield on investment portfolio by ~ 25 bps
- Improves asset/liability profile
  - New securities barbelled with mix of fixed and floating securities
  - Shorter duration provides protection against uncertain rate environment
- Efficient use of capital: Estimated payback period of 2.6 years

4

INVESTMENT HIGHLIGHTS 5 Best-in-class Financial Performance Leading Position In Attractive Market High Quality Balance Sheet With Steady Growth Realized And Forecasted Proven Through The Cycle Performance Well-Capitalized With Healthy Dividend BNPP’s Exit To Improve Clarity On Capital Distribution 1 2 3 4 5 6

NALs / Loans 170/30/39 251/177/36 126/34/38 0/170/167 119/176/227 227/227/227 R:79 G:129 B:189 Best-in-Class Franchise 6 Branch Presence Financial Overview – 4Q 2018 YTD ($ billions) Source: Public filings and SNL Financial as of 4-Feb-2019 Note: Financial data as of 31-Dec-18. Market data as of 4-Feb-2019. NIM change based on change from 4Q15 – 4Q18. Top quartile is based on public banks $10–$50bn in assets constituted as of 31-Dec-17; excludes merger targets. FHB Ratios shown as core. Core operating measures exclude certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliation of core net income, core net interest income, core noninterest income and core noninterest expense in the appendix. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix. ROATCE (return on average tangible common equity) is a non-GAAP financial measure. A reconciliation to the comparable FHB GAAP measure is provided in the appendix. Dividend yield based on dividend paid in 4Q 2018 and closing market price as of 4-Feb-2019 Company Highlights Oldest and largest Hawaii-based bank Full service community bank with complete suite of products & services #1 deposit market share in Hawaii since 2004 Largest Hawaii-based lender across all categories $13.6 bn assets under administration as of 4Q18 Proven through the cycle and top quartile operating performance NIM  Since 4Q 2015 Efficiency Ratio(2), (3) ROATCE(2), (4) Cost of Deposits Dividend Yield (5) Maui Kahoolawe Lanai Oahu Kauai Niihau Honolulu Hawaii Island Molokai Market Cap $ 3.5 Loans $ 13.1 Assets $ 20.7 Deposits $ 17.2 60 branches Guam Saipan (1) (1) (1) (1) (1) (1) FHB Top Quartile 46.6% 51.4% FHB Top Quartile 19.6% 18.1% FHB Top Quartile 0.43% 0.45% FHB Top Quartile 3.7% 3.2% FHB Top Quartile 0.05% 0.33%

HAWAII IS AN ATTRACTIVE MARKET WITH STRONG ECONOMIC BACKDROP

First Hawaiian, Inc.

The Hawaii economy has remained steady through economic cycles and maintains a favorable outlook

Real GDP ($ billion)



CAGR: 1.2%
$78.6
$79.5
$80.3
$81.2
$82.4
$83.5
2016A
2017A
2018E
2019E
2020E
2021E

GDP by Industry (2017)



Tourism accounts for ~19% of Hawaii GDP(1)
Transportation & Warehousing 5%
Other 15%
Government 20%
Construction 6%
Real Estate 20%
Retail Trade 7%
Healthcare & Education 8%
Professional 9%
Entertainment 10%

Population (000s)



'19-'24 Projected HHI Change: 11.73%
5-year Change: 2.3%
1,429
1,428
1,435
1,443
1,452
1,462
2016A
2017A
2018E
2019E
2020E
2021E

Unemployment



December 2018: 2.5%
Bps Δ: 340bps
6.0 %
4.9 %
4.4 %
3.6 %
3.0 %
2.6 %
2012A
2013A
2014A
2015A
2016A
2017A

Housing Price Index (Year End)



CAGR: 6.2%
100
108
114
122
127
2013A
2014A
2015A
2016A
2017A

Visitor Expenditures ($ billion)



CAGR: 5.2%
$15.9
$16.8
$18.3
$19.1
$19.8
$20.5
2016A
2017A
2018E
2019E
2020E
2021E

Visitor Arrivals (mm)	8.9	9.4	9.9	10.1	10.3	10.4

Source: Hawaii Department of Business, Economic Development & Tourism, Bureau of Labor Statistics, Bureau of Economic Analysis, Federal Housing Finance Agency, and SNL Financial as of 30-Jan-19

Note: Real GDP adjusts nominal GDP to 2012 dollars. Unemployment and housing index are shown as seasonally adjusted.

(1) Based on $16.9bn of 2017 visitor spending according to Hawaii Department of Business, Economic Development and Tourism.

7

THE CLEAR LEADER IN HAWAII

First Hawaiian, Inc.

The banking market in Hawaii is dominated by local banks with the top 6 banks accounting for ~97% of deposits; First Hawaiian is the clear leader among its Hawaii banking peers based on size and operating performance

	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Branches	60	69	49	35	29	13
FTEs	2,155	2,122	1,148	805	281	169
Assets ($bn)	$20.7	$17.1	$7.0	$5.8	$2.1	$0.6
Loans ($bn)	13.1	10.4	4.8	4.1	1.6	0.4
Deposits ($bn)	17.2	15.0	6.2	4.9	1.7	0.6
FY 2018 ROATCE	19.6%(1),(2)	18.1%	15.5%	12.2%	8.7%	3.6%
FY 2018 ROATA	1.49(1),(2)	1.30	1.20	1.05	0.98	0.34

Loan Portfolio



Commercial
Commercial RE
Residential RE
HELOC
Consumer & Other
13%
7%
26%
27%
27%
12%
13%
16%
24%
35%
6%
16%
11%
18%
49%
12%
14%
12%
27%
35%
1%
2%
97%
1%
8%
26%
25%
40%

Deposit Portfolio



Transaction Accounts
Savings / MMDA
Time Deposits
18%
35%
47%
12%
51%
37%
7%
13%
80%
23%
48%
29%
24%
17%
59%
6%
12%
82%

Hawaii Deposits	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Rank	#1	#2	# 3	# 4	# 5	# 6
Share	35.8%	31.1%	13.8%	11.1%	3.7%	1.3%

Sources: SNL Financial, FDIC, SEC and company filings. Company filings used for peers where available, otherwise regulatory data used.

Note: Balance sheet and income statement data as of 31-Dec-18. Loan and deposit portfolio mix based on company filings or regulatory filings as of 4-Feb-19. Deposit market share and branches as of 30-Jun-18.

(1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non-GAAP financial measures. Reconciliations to the comparable FHB GAAP measures are provided in the appendix.

(2) FHB ROATCE and ROATA shown as core. Core excludes certain expenses, gains and one-time items. See reconciliation of core net income to the comparable FHB GAAP measure in the appendix.

8

NIM WELL POSITIONED FROM STRATEGIC BALANCE SHEET MANAGEMENT AND RATIONAL MARKET

First Hawaiian, Inc.

NIM Increased 24 bp in 2018



4.00 %
3.50 %
3.00 %
2.50 %
2.00 %
1.50 %
1.00 %
0.50 %
– %
3.02 %
3.15 %
3.18 %
3.22 %
3.23 %
3.29 %
3.47 %
3.58 %
3.61 %
3.77 %
2.87 %
2.99 %
3.00 %
3.02 %
2.96 %
2.99 %
3.13 %
3.18 %
3.11 %
3.23 %
$ 123
$ 131
$ 129
$ 131
$ 133
$ 135
$ 140
$ 141
$ 141
$ 144
0.16 %
0.17 %
0.18 %
0.21 %
0.28 %
0.31 %
0.35 %
0.40 %
0.47 %
0.48 %
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Net Int Inc.
Earning Asset Yield
Cost of Deposits
NIM

Proactive Balance Sheet Management , Favorable Deposit Market

- Grew loans by 6.5% in 2018; increasing loan yields from 3.92% in 4Q 2017 to 4.35% in 4Q 2018
- Investment portfolio restructured in Jan 2019
  - Improves overall yield on investment portfolio by ~ 25 bps
  - Efficient use of capital: Estimated payback period of 2.6 years
- Active management of total funding portfolio
  - Reduced high-beta, high-cost public time deposits by $962mm, or 49%, in 2018
  - Added $600mm of fixed-rate term funding in 2018
- Hawaii banks experience more favorable deposit behavior than national banks across all rate cycles (see slide 19)
  - FHB's deposit beta[1] was 17% in 2018

Source: Public filings and SNL Financial as of 4-Feb-19
Note: $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets.
(1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. Deposit cost uses starting point (4Q17) to (4Q18), versus a 100 bp increase in the Fed Funds rate from 31-Dec-2017 to 31-Dec-2018.

9

Source: Public filings and SNL Financial as of 4-Feb-19 Note: Financial data as of 31-Dec-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. FHB ratios shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. ROATCE (return on average tangible common equity) is a non-GAAP financial measure. A reconciliation to the comparable FHB GAAP measure is provided in the appendix. Strong Performance Through the cycle 10 Through the Cycle Credit Performer Strong Expense Mgmt. Culture(1) Consistent Record of Profitability(1) Consistent Deposit Growth ($bn) Steady, Balanced Loan Growth ($bn) NPAs + 90s / Loans + OREO Efficiency Ratio ROATCE(2) 4Q18 Cost of Deposits: 0.48% 12.0% 19.6% 8.8% 15.3% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% '11 '12 '13 '14 '15 '16 '17 '18 46.7% 50.2% 46.6% 61.7% 63.3% 57.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% '11 '12 '13 '14 '15 '16 '17 '18 $9.1 $17.2 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 $6.5 $13.1 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 0.16% 0.63% 0.10% 0.41% 3.00% 0.61% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18

Consistent Track Record of Strong Profitability 11 Source: Public filings and SNL Financial, as of 4-Feb-2019 Note: Financial data as of 31-Dec-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. Volatility of earnings calculated as the standard deviation in the change in earnings between 2011-2018. ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non-GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. Year Ended December 31 Consistent Core Earnings ($mm)(1) ROATA(1),(3) Low Earnings Volatility(1),(2) ROATCE(1),(3) Year Ended December 31 Consistent Earnings Peer Leading Profitability Year Ended December 31 CAGR: 5.4% 1.39% 1.30% 1.31% 1.22% 1.10% 1.18% 1.22% 1.49% 0.87% 1.03% 1.09% 1.07% 1.05% 1.06% 1.01% 1.37% 0.75% 1.00% 1.25% 1.50% 2011 2012 2013 2014 2015 2016 2017 2018 12.0% 11.8% 12.3% 11.8% 11.3% 13.8% 14.9% 19.6% 8.8% 10.9% 12.1% 11.2% 11.3% 11.4% 11.3% 15.3% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 2011 2012 2013 2014 2015 2016 2017 2018 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets $ 198 $ 197 $ 205 $ 202 $ 196 $ 217 $ 230 $ 287 2011 2012 2013 2014 2015 2016 2017 2018 9.6% 23.8 % First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Strong dividend payout ratio, opportunities for additional capital distributions1 12 Source: Public filings and SNL Financial as of 4-Feb-19 Note: Financial data as of 31-Dec-18. $10–$50bn banks constituted as of 31-Dec-17, excludes merger targets. Percentages may not total due to rounding. (1) Dividends and share repurchases are subject to approval of FHI’s board of directors, future capital needs and regulatory approvals. (2) Dividend yield (MRQ) based on 4Q 2018 paid dividend and market data as of 4-Feb-19. (3) FHB dividend payout ratio based on 2018 core earnings per share and $0.96 cash dividends per share paid during 2018. (4) Declared January 23, 2019. Payable .March 8, 2019 to shareholders of record at close of business on February 25, 2019. Robust Capital Position Attractive Dividend Yield(2) Dividend Payout Ratio (3) 45.9% 28.7% Dividend Per Share 10.0% 9.1% Tier 1 Leverage 8.7% 9.8% 8.3% 2017 2018 2019(4) 2016 $0.20 $0.22 $0.22 $0.22 $0.22 $0.24 $0.24 $0.24 $0.24 $0.26 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 3.7% 2.6% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 12.0% 11.6% 1.0% 1.6% 13.0% 13.6% FHI Q4 Public U.S. Banks with $10-$50bn of Assets Tier 2 NCT1 CET 1

13 APPENDIX

FULL SUITE OF PRODUCTS AND SERVICES

First Hawaiian, Inc.

First Hawaiian is a full service community bank focused on building relationships with our customers

Commercial Lending

- Largest commercial lender in Hawaii
- 58 commercial bankers[2]
- Relationship-based lending
- Primary focus on Hawaii, additional focus on California
- C&I, leases, auto dealer flooring, CRE, and C&D
- Strong relationships with proven local real estate developers

Consumer Lending

- Services provided to individuals and small to mid-sized businesses
- Full service branches, online and mobile channels
- Exclusively in-footprint focus
- First mortgages, home equity, indirect auto financing, and other consumer loans

Deposits

- #1 deposit market share in Hawaii (35.8%)[1]
- Retail deposit products offered through branch, online, mobile, direct channels
- Commercial deposits, treasury and cash management products
- Hawaii state and municipal relationships

First Hawaiian, Inc.

Credit Cards

- Leading credit card issuer among Hawaii banks
- Approximately 173,000 accounts with more than $2.2bn annual spend[2]
- Consumer, small businesses, and commercial cards
- Issuer of both Visa and MasterCard

Wealth Management

- $13.6 bn of AUA[3] and 40 financial advisors[2]
- Personal services include financial planning, insurance, trust, estate, and private banking
- Institutional services include investment management, retirement plan administration, and custody
- Mutual funds provided by Bishop Street Capital Management

Merchant Processing

- Largest merchant processor in Hawaii
- Spans Hawaii, Guam and Saipan
- Over 6,000 terminals processed ~49.4mm transactions in 2018
- Relationships with all major U.S. card companies and select foreign cards

(1) Source: FDIC as of 30-Jun-18.
(2) As of 31-Dec-18.
(3) As of 31-Dec-18.

14

Growing, Low-Cost Core Deposit Base Strong brand, deep ties to the community and a leading market share position have driven an attractive, low-cost deposit base 15 CAGR: 5.5% Deposits: $17.2bn 4Q18 Deposit Cost: 0.48% Year Ended December 31 Deposit Portfolio Composition Consistent Deposit Growth ($bn) Best-in-Class Cost of Deposits Year Ended December 31 Source: Public filings and SNL Financial, as of 4-Feb-19 Note: Financial data as of 31-Dec-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. ~9% of Total Deposits are Public Deposits Public Savings 3% $962 mm reduction in Public Time Deposits in 2018 Public Time 6% Demand 35% Money Market 19% Savings 25% Time 12% 0.87% 1.92% 0.43% 1.70% 2.97% 0.64% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Steady Organic Growth and Balanced Loan Portfolio Steady through the cycle organic loan growth and balanced loan portfolio with attractive forward growth opportunities 16 Well positioned to serve clients during the financial crisis CAGR: 6.2% Loans: $13.1bn 4Q18 Loan Yield: 4.22% Loans / Deposits 70% 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 76% Year Ended December 31, Balanced Loan Portfolio Steady Loan Growth ($bn) Growth in All Categories (12/31/13 – 12/31/18 CAGR) Note: Financial data as of 31-Dec-18 Commercial 26% Consumer & Other 13% Residential RE 27% Commercial RE 27% HELOC 7% 6.5% 2.2% 8.9% 7.6% 9.0 % Total Commercial Commercial RE Residential RE & HELOC Consumer

Proven, Consistent, and Conservative Credit Risk Management Strong through the cycle credit performance driven by conservative approach to credit risk management 17 Year Ended December 31 Year Ended December 31 Year Ended December 31 Year Ended December 31 Source: Public filings and SNL Financial, available as of 4-Feb-19 Note: Financial data as of 31-Dec-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non-Accrual Loans 75.0x 0.16% 0.63% 0.10% 0.41% 3.00% 0.61% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 1.43% 1.08% 1.16% 2.11% 0.85% 0.50% 1.00% 1.50% 2.00% 2.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 71.4x 19.4x 3.2x 1.9x 0.0x 10.0x 20.0x '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Demonstrated history of disciplined expense management 18 Source: Public filings and SNL Financial, as of 4-Feb-19 Note: Financial data as of 31-Dec-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix. Year Ended December 31, Year Ended December 31, Noninterest Expense / Average Assets(1) Well Managed Core Noninterest Expense ($mm)(1),(2) Efficiency Ratio(1),(2) Clear Guidance on 2019 Expense Outlook Annualized 4Q 2018 expenses +~6% Inflation and volume growth: ~3% TSA costs: ~1% Lower BNPP reimbursements: ~2% Efficiency ratio between 47.5% - 48.0% CAGR: 2.0% Year Ended December 31, 46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 46.6% 61.7% 62.1% 63.3% 62.5% 61.1% 60.0% 58.0% 57.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 2011 2012 2013 2014 2015 2016 2017 2018 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 2.04% 1.87% 1.78% 1.74% 1.74% 1.71% 1.72% 1.77% 2.98% 2.93% 2.87% 2.69% 2.56% 2.48% 2.51% 2.45% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 2016 2017 2018 $ 312 $ 301 $ 296 $ 304 $ 327 $ 331 $ 342 $ 359 46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 46.6% '11 '12 '13 '14 '15 '16 '17 '18 Core Noninterest Expense Efficiency Ratio

Source: SNL Financial and the Federal Reserve website, as of 4-Feb-2019 (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. Deposit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 4Q18 cost of deposits based on public company reported information. 4Q18 excludes private companies and undisclosed public company information. (3) Includes all U.S. bank holding companies excluding Hawaii-based banks. 4Q18 cost of deposits based on public company reported information. 4Q18 excludes private companies and undisclosed public company information. Hawaii Banks have a Significant Deposit Advantage 19 Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta(¹) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Hawaii Banks² U.S. Banks³ Fed Funds 32bps Current Funding Advantage 3.34% 1.97% 0.78% 0.46% 5.25% 137bps Funding Advantage 2.22% 2016 2017 2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2018

GAAP to non-gaap reconciliations We present net interest income, noninterest income, noninterest expense, efficiency ratio, net income, basic and diluted earnings per share and the related ratios described below, on an adjusted, or ‘‘core,’’ basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Core net interest margin, core efficiency ratio, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average total stockholders’ equity. Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our average tangible stockholders’ equity to average tangible assets as the ratio of average tangible stockholders’ equity to average tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. The following tables provide a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures. 20

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended December 31, 2018	September 30, 2018	December 31, 2017	For the Year Ended December 31, 2018	2017
Income Statement Data:					
Net income	**$ 59,995**	$ 67,388	$ 11,684	**$ 264,394**	$ 183,682
Average total stockholders' equity	**$ 2,437,504**	$ 2,427,907	$ 2,570,704	**$ 2,457,771**	$ 2,538,341
Less: average goodwill	**995,492**	995,492	995,492	**995,492**	995,492
Average tangible stockholders' equity	**$ 1,442,012**	$ 1,432,415	$ 1,575,212	**$ 1,462,279**	$ 1,542,849
Average total assets	**$ 20,069,988**	$ 20,391,456	$ 20,193,919	**$ 20,247,135**	$ 19,942,807
Less: average goodwill	**995,492**	995,492	995,492	**995,492**	995,492
Average tangible assets	**$ 19,074,496**	$ 19,395,964	$ 19,198,427	**$ 19,251,643**	$ 18,947,315
Return on average total stockholders' equity[(1)]	**9.77 %**	11.01 %	1.80 %	**10.76 %**	7.24 %
Return on average tangible stockholders' equity (non-GAAP)[(1)]	**16.51 %**	18.66 %	2.94 %	**18.08 %**	11.91 %
Return on average total assets[(1)]	**1.19 %**	1.31 %	0.23 %	**1.31 %**	0.92 %
Return on average tangible assets (non-GAAP)[(1)]	**1.25 %**	1.38 %	0.24 %	**1.37 %**	0.97 %
Average stockholders' equity to average assets	**12.15 %**	11.91 %	12.73 %	**12.14 %**	12.73 %
Average tangible stockholders' equity to average tangible assets (non-GAAP)	**7.56 %**	7.39 %	8.20 %	**7.60 %**	8.14 %

[(1)] Annualized for the three months ended December 31, 2018, September 30, 2018, and December 31, 2017

	As of December 31, 2018	As of September 30, 2018	As of December 31, 2017
Balance Sheet Data:			
Total stockholders' equity	**$ 2,524,839**	$ 2,423,462	$ 2,532,551
Less: goodwill	**995,492**	995,492	995,492
Tangible stockholders' equity	**$ 1,529,347**	$ 1,427,970	$ 1,537,059
Total assets	**$ 20,695,678**	$ 19,983,838	$ 20,549,461
Less: goodwill	**995,492**	995,492	995,492
Tangible assets	**$ 19,700,186**	$ 18,988,346	$ 19,553,969
Shares outstanding	**134,874,302**	134,873,728	139,588,782
Total stockholders' equity to total assets	**12.20 %**	12.13 %	12.32 %
Tangible stockholders' equity to tangible assets (non-GAAP)	**7.76 %**	7.52 %	7.86 %
Book value per share	**$ 18.72**	$ 17.97	$ 18.14
Tangible book value per share (non-GAAP)	**$ 11.34**	$ 10.59	$ 11.01

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GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

	For the Three Months Ended		
(dollars in thousands, except per share amounts)	December 31, 2018	September 30, 2018	December 31, 2017
Net interest income	$ 143,985	$ 141,258	$ 134,886
Core net interest income (non-GAAP)	$ 143,985	$ 141,258	$ 134,886
Noninterest income	$ 33,091	$ 47,405	$ 54,324
OTTI losses on available-for-sale debt securities	24,085	—	—
Gains on sale of real estate	—	—	(4,255)
Core noninterest income (non-GAAP)	$ 57,176	$ 47,405	$ 50,069
Noninterest expense	$ 89,354	$ 93,147	$ 89,850
Loss on litigation settlement[1]	—	(4,125)	—
One-time items[2]	(435)	(511)	(4,073)
Core noninterest expense (non-GAAP)	$ 88,919	$ 88,511	$ 85,777
Net income	$ 59,995	$ 67,388	$ 11,684
OTTI losses on available-for-sale debt securities	24,085	—	—
Gains on sale of real estate	—	—	(4,255)
Loss on litigation settlement[1]	—	4,125	—
One-time noninterest expense items[2]	435	511	4,073
Tax reform bill	—	—	47,598
Tax adjustments[3]	(6,601)	(1,206)	63
Total core adjustments	17,919	3,430	47,479
Core net income (non-GAAP)	$ 77,914	$ 70,818	$ 59,163
Core basic earnings per share (non-GAAP)	$ 0.58	$ 0.52	$ 0.42
Core diluted earnings per share (non-GAAP)	$ 0.58	$ 0.52	$ 0.42
Basic earnings per share	$ 0.44	$ 0.50	$ 0.08
Diluted earnings per share	$ 0.44	$ 0.50	$ 0.08

(1) The Company reached an agreement in principle to resolve a putative class action lawsuit alleging that the Bank improperly charged certain overdraft fees. In connection with the anticipated settlement agreement, the Company recorded an expense of approximately $4.1 million during the three months ended September 30, 2018.

(2) One-time items for the three months ended September 30, 2018 included the loss on our funding swap as a result of a decrease in the conversion rate of our Visa Class B restricted shares sold in 2016. One time items for all periods disclosed included public offering related costs.

(3) Represents the adjustments to net income, tax effected at the Company's effective tax rate for the respective period, exclusive of one-time Tax Cuts and Jobs Act expense.

GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	As of and for the Twelve Months Ended December 31, 2018	2017	2016	2015	2014	2013	2012	2011
Net Income	$ 264.4	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Basic EPS	$1.93	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Diluted EPS	$1.93	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Average Total Stockholders' Equity	$ 2,457.8	$ 2,538.3	$2,568.2	$2,735.8	$2,698.4	$2,667.4	$2,664.2	$2,640.6
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$ 1,462.3**	**$ 1,542.8**	**$1,572.7**	**$1,740.3**	**$1,702.9**	**$1,672.0**	**$1,668.7**	**$1,645.1**
Total Stockholders' Equity	2,524.8	2,532.6	2,476.5	2,736.9	2,675.0	2,651.1	2,654.2	2,677.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$ 1,529.3**	**$ 1,537.1**	**$1,481.0**	**$1,741.4**	**$1,679.5**	**$1,655.6**	**$1,658.7**	**$1,681.9**
Average Total Assets	20,247.1	19,942.8	19,334.7	18,785.7	17,493.2	16,653.6	16,085.7	15,246.8
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$ 19,251.6**	**$ 18,947.3**	**$18,339.2**	**$17,790.2**	**$16,497.7**	**$15,658.1**	**$15,090.2**	**$14,251.3**
Total Assets	20,695.7	20,549.5	19,661.8	19,352.7	18,133.7	17,118.8	16,646.7	15,839.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$ 19,700.2**	**$ 19,554.0**	**$18,666.3**	**$18,357.2**	**$17,138.2**	**$16,123.3**	**$15,651.2**	**$14,843.9**
Return on Average Total Stockholders' Equity	10.76%	7.24%	8.96%	7.81%	8.03%	8.04%	7.92%	7.56%
Return on Average Tangible Stockholders' Equity (non-GAAP)	**18.08%**	**11.91%**	**14.64%**	**12.28%**	**12.72%**	**12.83%**	**12.65%**	**12.14%**
Return on Average Total Assets	1.31%	0.92%	1.19%	1.14%	1.24%	1.29%	1.31%	1.31%
Return on Average Tangible Assets (non-GAAP)	**1.37%**	**0.97%**	**1.26%**	**1.20%**	**1.31%**	**1.37%**	**1.40%**	**1.40%**

Note: Totals may not sum due to rounding.

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GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	For the Fiscal Year Ended December 31, 2018	2017	2016	2015	2014	2013	2012	2011
Net Interest Income	$ 566.3	$ 528.8	$491.7	$461.3	$443.8	$439.0	$447.5	$470.0
Accounting Change (ASC 310 Adjustment)	–	–	–	–	–	(4.3)	–	–
Early Buyout on Lease	–	–	–	–	(3.1)	–	–	–
Early Loan Termination(2)	–	–	–	(4.8)	–	–	–	–
Core Net Interest Income (Non-GAAP)	**$ 566.3**	**$ 528.8**	**$491.7**	**$456.5**	**$440.7**	**$434.7**	**$447.5**	**$470.0**
Noninterest Income(1)	$ 179.0	$ 205.6	$226.0	$219.1	$216.0	$214.4	$219.1	$200.2
OTTI Losses on Available-For-Sale Securities	24.1	–	–	–	–	–	–	–
Gain on Sale of Securities	–	–	(4.6)	(7.7)	–	(0.2)	(16.7)	(1.7)
Gain on Sale of Stock (Visa/MasterCard)	–	–	(22.7)	(4.6)	(20.8)	(11.1)	–	–
Gain on Sale of Bank Properties	–	(6.9)	–	(3.4)	–	(0.4)	(6.4)	–
Other Adjustments(2),(3)	–	–	–	(7.5)	–	–	–	(0.9)
Core Noninterest Income (Non-GAAP)	**$203.1**	**$198.7**	**$198.8**	**$195.9**	**$195.1**	**$202.7**	**$196.0**	**$197.6**
Noninterest Expense(1)	$ 365.0	$ 347.6	$337.3	$327.3	$304.4	$296.7	$301.9	$311.7
Loss on Litigation Settlement	(4.1)	–	–	–	–	–	–	–
Non-Recurring Items(4)	(2.3)	(5.5)	(6.2)	–	–	(0.7)	(0.7)	–
Core Noninterest Expense (Non-GAAP)	**$ 358.6**	**$ 342.1**	**$331.1**	**$327.3**	**$304.4**	**$296.0**	**$301.2**	**$311.7**
Net Income	$ 264.4	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
OTTI Losses on Available-For-Sale Debt Securities	24.1	–	–	–	–	–	–	–
Accounting Change (ASC 310 Adjustment)	–	–	–	–	–	(4.3)	–	–
Early Buyout on Lease	–	–	–	–	(3.1)	–	–	–
Early Loan Termination	–	–	–	(4.8)	–	–	–	–
Gain on Sale of Securities	–	–	(4.6)	(7.7)	–	(0.2)	(16.7)	(1.7)
Gain on Sale of Stock (Visa/MasterCard)	–	–	(22.7)	(4.6)	(20.8)	(11.1)	–	–
Gain on Sale of Real Estate	–	(6.9)	–	(3.4)	–	(0.4)	(6.4)	–
Loss on Litigation Settlement	(4.1)	–	–	–	–	–	–	–
Other Adjustments(2),(3)	–	–	–	(7.5)	–	–	–	(0.9)
Non-Recurring Items(4)	2.3	5.5	6.2	–	–	0.7	0.7	–
Tax reform Bill	–	47.6	–	–	–	–	–	–
Tax Adjustments(5)	(8.2)	0.6	8.0	10.6	8.9	5.8	8.1	1.0
Total Core Adjustments	22.3	46.7	(13.1)	(17.5)	(15.0)	(9.5)	(14.3)	(1.7)
Core Net Income (Non-GAAP)	**$ 286.7**	**$ 230.4**	**$217.1**	**$196.3**	**$201.6**	**$205.0**	**$196.7**	**$198.0**
Core Basic EPS (Non-GAAP)	**$ 2.09**	**$ 1.65**	**$1.56**	**$1.41**	**$1.45**	**$1.47**	**$1.57**	**$1.79**
Core Diluted EPS (Non-GAAP)	**$ 2.09**	**$ 1.65**	**$1.56**	**$1.41**	**$1.45**	**$1.47**	**$1.57**	**$1.79**

Note: Totals may not sum due to rounding.
(1) Noninterest income and expenses prior to 2017 have been revised from the amounts previously reported to reflect the reclassifications described in the footnote to Table 1 of the fourth quarter 2017 earnings release.
(2) Adjustments that are not material to our financial results have not been presented for certain periods.
(3) Other adjustments include a one-time MasterCard signing bonus and a recovery of an investment that was previously written down.
(4) Includes salaries and benefits stemming from the 2017 tax reform bill and non-recurring public company transition costs.
(5) Represents the adjustments to net income, tax effected at the Company's effective tax rate, exclusive of one-time tax reform bill expense, for the respective period.

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